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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 April 14, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-9592                34-1312571
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)

                    777 MAIN STREET
                    FT. WORTH, TEXAS                      76102
            -------------------------------          ----------------
            (Address of principal executive             (Zip Code)
                        offices)


       Registrant's telephone number, including area code: (817) 870-2601



  (Former name or former address, if changed since last report): Not applicable


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ITEM 9.  REGULATION FD DISCLOSURE

         On April 14, 2003, Range Resources Corporation (the "Company") issued a press release announcing: (a) the resignation of Thomas J. Edelman as Chairman of the Board of Directors of the Company (the "Board") effective immediately;
(b) the election of Charles L. Blackburn as a director of the Board and Chairman of the Board effective immediately; (c) that Mr. Edelman and Alexander P. Lynch will continue to serve as directors of the Board until the Annual Meeting of the Company on May 21, 2003, at which time Mr. Edelman and Mr. Lynch will not seek reelection to the Board; (d) that the Company has entered into a consulting agreement with Mr. Edelman; and (e) the resignation of Terry W. Carter from his position as Executive Vice President Exploration and Production. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits:

                    99.1   Press Release dated April 14, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              RANGE RESOURCES CORPORATION



                                              By:  /s/ EDDIE M. LEBLANC
                                                   -----------------------------
                                                   Eddie M. LeBlanc
                                                   Chief Financial Officer



Date:  April 16, 2003


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
--------------                       -----------
       99.1                           Press Release dated April 14, 2003


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